Results for the Year	12 Months Ended
Dec. 31, 2020
Results for the Year
Results for the Year

Section 2 – Results for the Year

This section includes disclosures related to revenue, information about geographical areas, staff costs, corporate and deferred tax and result per share. A detailed description of the results for the year is provided in the Financial Review section in the Management’s Review.

2.1 – Revenue

(DKK million)	2020	2019	2018

Revenue:
Royalties	4,741	3,155	1,741
Reimbursement revenue	431	342	249
Milestone revenue	351	1,869	687
License revenue	4,588	-	348

Total	10,111	5,366	3,025

Revenue split by collaboration partner:
Janssen	4,693	4,983	2,390
AbbVie	4,398	-	-
Roche	305	7	-
BioNTech	230	115	83
Novartis	212	23	338
Seagen	201	226	162
Other collaboration partners	72	12	52

Total	10,111	5,366	3,025

Revenue may vary from period to period as revenue comprises royalties, milestone payments, license fees and reimbursement of certain research and development costs under Genmab’s collaboration agreements.

ACCOUNTING POLICIES

Genmab recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that Genmab determines are within the scope of IFRS 15, Genmab performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. Genmab only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of IFRS 15, Genmab assesses the goods or services promised within each contract and identifies, as a performance obligation, and assesses whether each promised good or service is distinct. Revenue is recognized in the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

Royalties: Certain of Genmab’s license and collaboration agreements include sales-based royalties including commercial milestone payments based on the level of sales. The license has been deemed to be the predominant item to which the royalties relate under Genmab’s license and collaboration agreements. As a result, Genmab recognizes revenue when the related sales occur.

Reimbursement Revenue for R&D Services:  Genmab’s research collaboration agreements include the provisions for reimbursement or cost sharing for research and development services and payment for full time equivalent employees (FTEs) at contractual rates. R&D services are performed and satisfied over time given that the customer simultaneously receives and consumes the benefits provided by Genmab and revenue for research services is recognized over time rather than a point in time.

Milestone Revenue: At the inception of each arrangement that includes milestone payments, Genmab evaluates whether the achievement of milestones are considered highly probable and estimates the amount to be included in the transaction price using the most likely amount method. If it is highly probable that a significant revenue reversal would not occur, the associated milestone value is included in the transaction price. Milestone payments that are not within the control of Genmab or the license and collaboration partner, such as regulatory approvals, are not considered probable of being achieved until those approvals are received. The transaction price is then allocated to each performance obligation on a relative stand-alone selling price basis, for which Genmab recognizes revenue as or when the performance obligations under the contract are satisfied. At the end of each subsequent reporting period, Genmab re-evaluates the probability of achievement of such development milestones and any related constraint, and if necessary, adjusts its estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenue and earnings in the period of adjustment. Under all of Genmab’s existing license and collaboration agreements, milestone payments have been allocated to the license transfer performance obligation.

License Revenue for Intellectual Property: If the license to Genmab’s functional intellectual property is determined to be distinct from the other performance obligations identified in the arrangement, Genmab recognizes revenues from non-refundable upfront fees allocated to the license at the point in time the license is transferred to the licensee and the licensee is able to use and benefit from the license. For licenses that are bundled with other promises, Genmab utilizes judgement to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue from non-refundable, upfront fees. Under all of Genmab’s existing license and collaboration agreements the license to functional intellectual property has been determined to be distinct from other performance obligations identified in the agreement.

AbbVie Collaboration Agreement

On June 10, 2020, Genmab entered into a broad collaboration agreement to jointly develop and commercialize epcoritamab (DuoBody-CD3xCD20), DuoHexaBody-CD37 and DuoBody-CD3x5T4 and a discovery research collaboration for future differentiated antibody therapeutics for cancer. Under the terms of the agreement, Genmab received a USD 750 million upfront payment in July 2020.

Within this AbbVie Agreement, Genmab identified four performance obligations: (1) delivery of license for epcoritamab (2) delivery of license for DuoHexaBody-CD37 (3) delivery of license for DuoBody-CD3x5T4 (4) co-development costs related to the product concepts that will be under a separate research collaboration agreement. The total transaction price under the agreement was determined to be the USD 750 million (DKK 4,911 million) upfront payment as the future potential milestone amounts were not deemed to be highly probable as they are contingent upon success in future clinical trials and regulatory approvals which are not within Genmab’s control and were uncertain at the inception of the agreement. Milestones will be recognized when their achievement is deemed to be highly probable and a significant revenue reversal would not occur. Upon commercialization of products, if any, under this agreement, royalties and net sales-based milestones will be recognized when the related sales occur.

The total transaction price of USD 750 million (DKK 4,911 million) was allocated to the four performance obligations based on the best estimate of relative stand-alone selling prices. For the license grants, Genmab based the stand-alone selling price on a discounted cash flow approach and considered several factors including, but not limited to discount rate, development timeline, regulatory risks, estimated market demand and future revenue potential. For co-development activities related to the product concepts, a cost-plus margin approach was utilized. The allocation of the transaction price to the performance obligations is summarized below:

• Delivery of licenses for the three programs: USD 672 million (DKK 4,398 million)

• Co-development activities for the product concepts: USD 78 million (DKK 513 million)

The performance obligations related to the delivery of licenses were completed at a point in time (June 2020) and Genmab recognized USD 672 million (DKK 4,398 million) as license fee revenue in June 2020. After delivery of the licenses, Genmab shares further development and commercial costs equally with AbbVie. AbbVie is not assessed as a customer but as a collaboration partner, and as such this part of the collaboration is not in scope of IFRS 15. Any cost reimbursement/cost sharing with AbbVie will not be recognized as revenue but accounted for as a decrease of the related research and development expenses.

The remaining transaction price of USD 78 million (DKK 513 million) related to the co-development activities for the product concepts was recorded as Deferred revenue and is expected to be recognized as revenue as activities are performed, which is estimated to be over a seven-year period. This seven-year period approximates an average development life cycle for these types of projects. Revenue will be recognized for the co-development activities based on a measure of Genmab’s efforts toward satisfying the performance obligation relative to the total expected efforts or inputs to satisfy the performance obligation. No revenue has been recognized in 2020. In future reporting periods, Genmab will reevaluate the estimates related to its efforts toward satisfying the performance obligation and may record a change in estimate if deemed necessary.

Genmab engaged third-party valuation specialists to assist with the allocation of the transaction price. In formulating the allocation of the transaction price various valuation techniques were utilized, including a discounted cash flow approach and a cost-plus margin approach.

The utilization of the discounted cash flow approach considered several factors including, but not limited to discount rate, development timeline, regulatory risks, estimated market demand and future revenue potential.  The utilization of the cost-plus margin approach considered several factors, including but not limited to discount rate, estimated development costs, and profit margin.

Refer to note 5.8 for detailed information regarding Genmab’s significant Research Collaborations,  License Agreements and Collaborative Agreements

MANAGEMENT’S JUDGeMENTS AND ESTIMATES – revenue recognition

Evaluating the criteria for revenue recognition under license and collaboration agreements requires management’s judgement to assess and determine the following:

•

The nature of performance obligations and whether they are distinct or should be combined with other performance obligations to determine whether the performance obligations are satisfied over time or at a point in time.

•	An assessment of whether the achievement of milestone payments is highly probable.
•

The stand-alone selling price of each performance obligation identified in the contract using key assumptions which may include forecasted revenues, development timelines, reimbursement rates for personnel costs, discount rates and probabilities of technical and regulatory success.

2.2 – Information about Geographical Areas

Genmab is managed and operated as one business unit, which is reflected in the organizational structure and internal reporting. No separate lines of business or separate business entities have been identified with respect to any of the product candidates or geographical markets and no segment information is currently prepared for internal reporting.

Accordingly, it has been concluded that it is not relevant to include segment disclosures in the financial statements as Genmab’s business activities are not organized on the basis of differences in related product and geographical areas.

	Revenue	Non-current assets	Revenue	Non-current assets	Revenue	Non-current assets

(DKK million)	2020		2019		2018

Denmark	10,111	344	5,366	475	3,025	459
Netherlands	-	380	-	336	-	171
USA	-	370	-	84	-	12
Japan	-	-	-	-	-	-

Total	10,111	1,094	5,366	895	3,025	642

ACCOUNTING POLICIES

Geographical information is presented for Genmab’s revenue and non-current assets. Revenue is attributed to countries on the basis of the location of the legal entity holding the contract with the counterparty and operations. Non-current assets comprise intangible assets, property, plant and equipment, right-of-use assets and receivables.

2.3 – Staff Costs

	2020	2019	2018
(DKK million)

Wages and salaries	694	489	308
Share-based compensation	200	147	91
Defined contribution plans	51	39	24
Other social security costs	108	72	23
Government grants	(119)	(96)	(86)

Total	934	651	360

Staff costs are included in the income statement as follows:
Research and development expenses	803	572	324
General and administrative expenses	250	175	122
Government grants related to research and development expenses	(119)	(96)	(86)

Total	934	651	360

Average number of FTE	656	471	313
Number of FTE at year-end	781	548	377

Please refer to note 5.1 for additional information regarding the remuneration of the Board of Directors and Executive Management.

Government grants, which are a reduction of payroll taxes in the Netherlands, amounted to DKK 119 million in 2020, DKK 96 million in 2019 and DKK 86 million in 2018. These amounts are an offset to wages and salaries and research and development costs in the tables above. The increases in 2020, 2019 and 2018 were primarily due to increased research activities in the Netherlands.

ACCOUNTING POLICIES

SHARE-BASED COMPENSATION EXPENSES

Genmab has granted restricted stock units (RSUs) and warrants to the Board of Directors, Executive Management and employees under various share-based compensation programs. The Group applies IFRS 2, according to which the fair value of the warrants and RSUs at grant date is recognized as an expense in the income statement over the vesting period. Such compensation expenses represent calculated values of warrants and RSUs granted and do not represent actual cash expenditures. A corresponding amount is recognized in shareholders’ equity as both the warrant and RSU programs are designated as equity-settled share-based payment transactions.

GOVERNMENT GRANTS

The Dutch Research and Development Act “WBSO” provides compensation for a part of research and development wages and other costs through a reduction in payroll taxes. WBSO grant amounts are offset against wages and salaries and research and development costs.

MANAGEMENT’S JUDGeMENTS AND ESTIMATES

SHARE-BASED COMPENSATION EXPENSES

In accordance with IFRS 2, the fair value of the warrants and RSUs at grant date is recognized as an expense in the income statement over the vesting period, the period of delivery of work. Subsequently, the fair value is not remeasured.

The fair value of each warrant granted during the year is calculated using the Black-Scholes pricing model. This pricing model requires the input of subjective assumptions such as:

The expected stock price volatility, which is based upon the historical volatility of Genmab’s stock price;
The risk-free interest rate, which is determined as the interest rate on Danish government bonds (bullet issues) with a maturity of five years;
The expected life of warrants, which is based on vesting terms, expected rate of exercise and life terms in the current warrant program.

These assumptions can vary over time and can change the fair value of future warrants granted.

Valuation Assumptions for Warrants Granted in 2020, 2019 and 2018

The fair value of each warrant granted during the year is calculated using the Black-Scholes pricing model with the following assumptions:

Weighted average	2020	2019	2018
Fair value per warrant on grant date	631.51	425.80	368.61
Share price	2,009.79	1,483.58	1,034.66
Exercise price	2,009.79	1,483.58	1,034.66
Expected dividend yield	0%	0%	0%
Expected stock price volatility	37.0%	34.2%	41.7%
Risk-free interest rate	-0.01%	-0.56%	-0.01%
Expected life of warrants	5 years	5 years	5 years

Based on a weighted average fair value per warrant of DKK 631.51 in 2020, DKK 425.80 in 2019 and DKK 368.61 in 2018, the total fair value of warrants granted amounted to DKK 75 million, DKK 131 million and DKK 102 million on the grant date in 2020, 2019 and 2018, respectively.

The fair value of each RSU granted during the year is equal to the closing market price on the date of grant of one Genmab A/S share. Based on a weighted average fair value per RSU of DKK 1,927.83 in 2020, DKK 1,511.70 in 2019 and DKK 1,033.95 in 2018, the total fair value of RSUs granted amounted to  DKK 90 million, DKK 176 million and DKK 106 million on the grant date in 2020, 2019 and 2018, respectively.

2.4 – Corporate and Deferred Tax

TAXATION – INCOME STATEMENT & SHAREHOLDERS’ EQUITY

	2020	2019	2018
(DKK million)

Current tax on result	1,191	444	161
Adjustment to deferred tax	(112)	294	458
Adjustment to valuation allowance	67	(45)	(479)

Total tax for the period in the income statement	1,146	693	140

	2020	2019	2018
(DKK million)

Net result before tax	5,904	2,859	1,612

Tax at the Danish corporation tax rate of 22% for all periods	1,299	629	355

Tax effect of:
Adjustment to valuation allowance	67	-	-
Recognition of previously unrecognized tax losses and deductible temporary differences	(222)	(19)	(267)
Non-deductible expenses/non-taxable income and other permanent differences, net	(5)	75	53
All other	7	8	(1)

Total tax effect	(153)	64	(215)

Total tax for the period in the income statement	1,146	693	140

Total tax for the period in shareholders' equity	(44)	(24)	(89)

Effective Tax Rate	19.4%	24.2%	8.7%

Corporate tax consists of current tax and the adjustment of deferred taxes during the year. The Corporate tax expense was DKK 1,146 million in 2020, DKK 693 million in 2019 and DKK 140 million in 2018. Corporate tax expense in 2020 includes an addition to the U.S. valuation allowance of DKK 67 million. Corporate tax expense in 2019 and 2018 include reversals of a valuation allowances of DKK 29 million and DKK 268 million, respectively. In 2020, 2019 and 2018 tax benefits of DKK 44 million, DKK 24 million and DKK 89 million, respectively were recorded directly in shareholders’ equity, which related to excess tax benefits for share-based compensation.

TAXATION – BALANCE SHEET

Significant components of the deferred tax asset are as follows:

	2020	2019
(DKK million)

Tax deductible losses	333	359
Share-based instruments	236	130
Deferred revenue	113	-
Other temporary differences	10	1

Total	692	490

Valuation allowance	(515)	(351)

Total deferred tax assets	177	139

Genmab records a valuation allowance to reduce deferred tax assets to reflect the net amount that is more likely than not to be realized. Realization of deferred tax assets is dependent upon the generation of future taxable income, the amount and timing of which are uncertain. The establishment of a valuation allowance requires an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable; such assessment is required on a jurisdiction by jurisdiction basis. Based upon the weight of available evidence at December 31, 2020, Genmab determined that it was more likely than not that all deferred tax assets in the United States (U.S.) are not realizable at this time. The decision to provide a full valuation allowance against U.S. deferred tax assets was made after management considered all available evidence, both positive and negative, including but not limited to Genmab’s historical operating results, taxable income or loss in recent periods by jurisdiction, cumulative income in recent years, forecasted earnings, future taxable income, and significant risk and uncertainty related to forecasts.

As of December 31, 2020 and 2019, Genmab had gross tax loss carry-forwards of DKK 1.6 billion to reduce future taxable income in the U.S. and Netherlands. The carry-forwards generally expire in various periods through 2040.

In addition to the deferred taxes listed above, Genmab has unrecognized unused tax benefits of approximately DKK 950 million to offset future taxable income in the US. These unused tax benefits expire in various periods through 2033.

ACCOUNTING POLICIES

CORPORATE TAX

Corporate tax, which consists of current tax and deferred taxes for the year, is recognized in the income statement, except to the extent that the tax is attributable to items which directly relate to shareholders’ equity or other comprehensive income.

Current tax assets and liabilities for current and prior periods are measured at the amounts expected to be recovered from or paid to the tax authorities.

DEFERRED TAX

Deferred tax is accounted for under the liability method which requires recognition of deferred tax on all temporary differences between the carrying amount of assets and liabilities and the tax base of such assets and liabilities. This includes the tax value of certain tax losses carried forward.

Deferred tax is calculated in accordance with the tax regulations in the individual countries and the tax rates expected to be in force at the time the deferred tax is utilized. Changes in deferred tax as a result of changes in tax rates are recognized in the income statement.

Deferred tax assets resulting from temporary differences, including the tax value of losses to be carried forward, are recognized only to the extent that it is probable that future taxable profit will be available against which the differences can be utilized.

MANAGEMENT’S JUDGeMENTS AND ESTIMATES

DEFERRED TAX

Genmab recognizes deferred tax assets, including the tax base of tax loss carryforwards, if management assesses that these tax assets can be offset against positive taxable income within a foreseeable future. This judgement is made on an ongoing basis and is based on numerous factors, including actual results, budgets, and business plans for the coming years.

Realization of deferred tax assets is dependent upon a number of factors, including future taxable earnings, the timing and amount of which is highly uncertain. A significant portion of Genmab’s future taxable income will be driven by future events that are highly susceptible to factors outside the control of the Group including commercial growth of DARZALEX®, specific clinical outcomes, regulatory approvals, advancement of Genmab’s product pipeline, and other matters. Genmab intends to continue maintaining a valuation allowance against a significant portion of its deferred tax assets related to its subsidiaries until there is sufficient evidence to support the reversal of all or some additional portion of these allowances. The Company may release an additional part of its valuation allowance against its deferred tax assets related to its subsidiaries. This release would result in the recognition of certain deferred tax assets and a decrease to income tax expense for the period such release is recorded.

2.5 – Result Per Share

(DKK million)	2020	2019	2018

Net result	4,758	2,166	1,472

(Shares)

Average number of shares outstanding	65,315,975	63,126,771	61,383,972
Average number of treasury shares	(136,969)	(163,958)	(116,466)

Average number of shares excl. treasury shares	65,179,006	62,962,813	61,267,506
Average number of share-based instruments, dilution	706,869	674,030	777,491

Average number of shares, diluted	65,885,875	63,636,843	62,044,997

Basic net result per share	73.00	34.40	24.03
Diluted net result per share	72.21	34.03	23.73

In the calculation of the diluted net result per share for 2020,  68,605 warrants (none of which were vested) have been excluded as these share-based instruments are out of the money, compared to 299,573 (of which 744 were vested) for 2019. In 2018, 177,369 warrants (of which 64,703 were vested) have been excluded as these share-based instruments are out of the money.

ACCOUNTING POLICIES

BASIC NET RESULT PER SHARE

Basic net result per share is calculated as the net result for the year divided by the weighted average number of outstanding ordinary shares, excluding treasury shares.

DILUTED NET RESULT PER SHARE

Diluted net result per share is calculated as the net result for the year divided by the weighted average number of outstanding ordinary shares, excluding treasury shares adjusted for the dilutive effect of share equivalents.